Exhibit 99.1

Altair Announces Fourth Quarter and Full Year 2023 Financial Results

Record-High Revenue and Profit for the Fourth Quarter and Full Year

TROY, Mich. – February 22, 2024 – Altair (Nasdaq: ALTR), a global leader in computational intelligence, today released its financial results for the fourth quarter and full year ended December 31, 2023.

"Altair finished 2023 with a strong fourth quarter, notching record-high revenue and profit for the quarter and full-year," said James R. Scapa, founder, chairman and chief executive officer of Altair. "We are seeing strong momentum across a number of verticals, where computational intelligence is becoming increasingly important. We are excited about our recent and upcoming product releases and believe that our investments in engineering AI are positioning us as a leader in this important and growing domain.”

"Our global team worked hard to achieve outstanding results for 2023, and we finished the year exceeding our profitability goals. We are thrilled to have surpassed the 20% adjusted EBITDA margin target for 2023 that we established three years ago," said Matt Brown, chief financial officer of Altair. “Our strong results despite somewhat difficult macroeconomic conditions demonstrate the importance of our products in solving our customers’ most important challenges. We are excited about the tremendous opportunity ahead of us as we continue to execute on our financial targets.”

Fourth Quarter 2023 Financial Highlights

•
Software product revenue was $155.9 million compared to $145.0 million for the fourth quarter of 2022, an increase of 7.6% in reported currency and 6.7% in constant currency
•
Total revenue was $171.5 million compared to $160.4 million for the fourth quarter of 2022, an increase of 6.9% in reported currency and 6.0% in constant currency
•
Net income was $19.7 million compared to $12.1 million for the fourth quarter of 2022. Net income per share, diluted was $0.22 based on 89.0 million diluted weighted average common shares outstanding, compared to net income per share, diluted of $0.14 for the fourth quarter of 2022, based on 87.5 million diluted weighted average common shares outstanding. Net income margin was 11.5% compared to net income margin of 7.5% for the fourth quarter of 2022
•
Non-GAAP net income was $41.1 million, compared to non-GAAP net income of $27.5 million for the fourth quarter of 2022, an increase of 49.2%. Non-GAAP net income per share, diluted was $0.46 based on 89.0 million non-GAAP diluted common shares outstanding, compared to non-GAAP net income per share, diluted of $0.31 for the fourth quarter of 2022, based on 87.5 million non-GAAP diluted common shares outstanding
•
Adjusted EBITDA was $53.6 million compared to $38.7 million for the fourth quarter of 2022, an increase of 38.3%. Adjusted EBITDA margin was 31.2% compared to 24.1% for the fourth quarter of 2022
•
Cash provided by operating activities was $21.7 million, compared to $13.0 million for the fourth quarter of 2022
•
Free cash flow was $19.3 million, compared to $10.1 million for the fourth quarter of 2022.

Full Year 2023 Financial Highlights

•
Software product revenue was $550.0 million compared to $506.5 million for the full year of 2022, an increase of 8.6% in reported currency and 9.8% in constant currency
•
Total revenue was $612.7 million compared to $572.2 million for the full year of 2022, an increase of 7.1% in reported currency and 8.2% in constant currency
•
Net loss was $(8.9) million compared to net loss of $(43.4) million for the full year of 2022. Net loss per share, diluted was $(0.11) based on 80.6 million diluted weighted average common shares outstanding, compared to net loss per share, diluted of $(0.55) for the full year of 2022, based on 79.5 million diluted weighted average common shares outstanding. Net loss margin was -1.5% compared to net loss margin of -7.6% for the full year of 2022
•
Non-GAAP net income was $98.8 million, compared to non-GAAP net income of $75.6 million for the full year of 2022, an increase of 30.6%. Non-GAAP net income per share, diluted was $1.13 based on 87.6 million non-GAAP diluted common shares outstanding, compared to non-GAAP net income per share, diluted of $0.89 for the full year of 2022, based on 85.4 million non-GAAP diluted common shares outstanding
•
Adjusted EBITDA was $129.1 million compared to $108.6 million for the full year of 2022, an increase of 18.9%. Adjusted EBITDA margin was 21.1% compared to 19.0% for the full year of 2022
•
Cash provided by operating activities was $127.3 million, compared to $39.6 million for the full year of 2022
•
Free cash flow was $117.1 million, compared to $29.9 million for the full year of 2022.

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the first quarter and full year 2024:

(in millions, except %)	First Quarter 2024			Full Year 2024
Software Product Revenue	$152	to	$155	$600	to	$610
Growth Rate	1.6%		3.6%	9.1%		10.9%
Growth Rate - Constant Currency	0.8%		2.8%	8.3%		10.1%
Total Revenue	$167		$170	$663		$673
Growth Rate	0.6%		2.4%	8.2%		9.8%
Growth Rate - Constant Currency	-0.1%		1.7%	7.5%		9.1%
Net Income	$8.0		$11.0	$30.0		$37.7
Non-GAAP Net Income	$29.5		$31.7	$114.4		$120.4
Adjusted EBITDA	$37		$40	$143		$151
Net Cash Provided by Operating Activities				$140		$148
Free Cash Flow				$129		$137

Conference Call Information

What: Altair’s Fourth Quarter and Full Year 2023 Financial Results Conference Call
When: Thursday, February 22, 2024

Time: 5 p.m. ET
Webcast: http://investor.altair.com (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Net Income, Non-GAAP Net Income Per Share, Billings, Adjusted EBITDA, Free Cash Flow, Non-GAAP Gross Profit and Non-GAAP Operating Expense.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares includes the diluted weighted average shares outstanding per GAAP regardless of whether the Company is in a loss position.

Billings consists of total revenue plus the change in deferred revenue, excluding deferred revenue from acquisitions.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Free cash flow consists of cash flow from operations less capital expenditures.

Non-GAAP gross profit represents gross profit adjusted for stock-based compensation expense, restructuring expense and other special items as identified by management and described elsewhere in this press release.

Non-GAAP operating expense represents operating expense excluding stock-based compensation expense, amortization, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global leader in computational intelligence that provides software and cloud solutions in simulation, high-performance computing (HPC), data analytics and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future. For more information, visit https://www.altair.com/.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the first quarter and full year 2024, our statements regarding our expectations for 2024, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

dls@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	December 31,
(in thousands)	2023	2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$467,459	$316,146
Accounts receivable, net	190,461	170,279
Income tax receivable	16,650	11,259
Prepaid expenses and other current assets	26,053	29,142
Total current assets	700,623	526,826
Property and equipment, net	39,803	37,517
Operating lease right of use assets	30,759	33,601
Goodwill	458,125	449,048
Other intangible assets, net	83,550	107,609
Deferred tax assets	9,955	9,727
Other long-term assets	40,678	40,410
TOTAL ASSETS	$1,363,493	$1,204,738
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$8,995	$10,434
Accrued compensation and benefits	45,081	42,456
Current portion of operating lease liabilities	8,825	10,396
Other accrued expenses and current liabilities	48,398	56,371
Deferred revenue	131,356	113,081
Current portion of convertible senior notes, net	81,455	—
Total current liabilities	324,110	232,738
Convertible senior notes, net	225,929	305,604
Operating lease liabilities, net of current portion	22,625	24,065
Deferred revenue, non-current	32,347	31,379
Other long-term liabilities	47,151	41,216
TOTAL LIABILITIES	652,162	635,002
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued or outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 55,240 and 52,277 shares as of December 31, 2023 and 2022, respectively	5	5
Class B common stock, authorized 41,203 shares, issued and outstanding 26,814 and 27,745 shares as of December 31, 2023 and 2022, respectively	3	3
Additional paid-in capital	864,135	721,307
Accumulated deficit	(130,503)	(121,577)
Accumulated other comprehensive loss	(22,309)	(30,002)
TOTAL STOCKHOLDERS’ EQUITY	711,331	569,736
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,363,493	$1,204,738

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31, 2023		Year Ended December 31, 2023
(in thousands, except per share data)	2023	2022	2023	2022
Revenue
License	$113,172	$107,418	$393,144	$363,520
Maintenance and other services	42,761	37,535	156,830	142,988
Total software	155,933	144,953	549,974	506,508
Software related services	7,751	7,518	28,032	30,661
Total software and related services	163,684	152,471	578,006	537,169
Client engineering services	6,561	6,469	29,497	28,883
Other	1,258	1,493	5,198	6,169
Total revenue	171,503	160,433	612,701	572,221
Cost of revenue
License	3,200	9,111	15,088	20,497
Maintenance and other services	14,340	13,318	56,094	51,946
Total software *	17,540	22,429	71,182	72,443
Software related services	5,655	5,119	21,830	21,858
Total software and related services	23,195	27,548	93,012	94,301
Client engineering services	5,129	5,187	24,450	23,577
Other	849	1,119	4,329	5,011
Total cost of revenue	29,173	33,854	121,791	122,889
Gross profit	142,330	126,579	490,910	449,332
Operating expenses:
Research and development *	52,519	51,934	212,645	202,542
Sales and marketing *	43,595	43,539	176,138	163,884
General and administrative *	17,096	18,234	70,887	72,288
Amortization of intangible assets	7,708	8,828	30,851	27,510
Other operating (income) expense, net	(1,178)	(572)	146	(9,955)
Total operating expenses	119,740	121,963	490,667	456,269
Operating income (loss)	22,590	4,616	243	(6,937)
Interest expense	1,533	1,526	6,116	4,377
Other (income) loss, net	(8,794)	(9,183)	(18,492)	16,899
Income (loss) before income taxes	29,851	12,273	12,619	(28,213)
Income tax expense	10,176	208	21,545	15,216
Net income (loss)	$19,675	$12,065	$(8,926)	$(43,429)
Income (loss) per share:
Net income (loss) per share attributable to common stockholders, basic	$0.24	$0.15	$(0.11)	$(0.55)
Net income (loss) per share attributable to common stockholders, diluted	$0.22	$0.14	$(0.11)	$(0.55)
Weighted average shares outstanding:
Weighted average number of shares used in computing net income (loss) per share, basic	81,760	80,266	80,596	79,472
Weighted average number of shares used in computing net income (loss) per share, diluted	88,977	87,498	80,596	79,472

* Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2023	2022	2023	2022
Cost of revenue – software	$2,303	$2,086	$10,095	$8,351
Research and development	7,332	9,670	33,842	36,250
Sales and marketing	6,271	7,865	28,376	30,370
General and administrative	3,252	2,642	13,268	9,816
Total stock-based compensation expense	$19,158	$22,263	$85,581	$84,787

	(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2023	2022	2023	2022
Employee stock-based compensation plans	$16,688	$15,933	$73,548	$59,555
Post combination expense in connection with acquisitions	2,470	6,330	12,033	25,232
Total stock-based compensation expense	$19,158	$22,263	$85,581	$84,787

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Year Ended December 31,
(in thousands)	2023	2022	2021
OPERATING ACTIVITIES:
Net loss	$(8,926)	$(43,429)	$(8,794)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	39,124	35,504	25,644
Amortization of debt discount and issuance costs	1,869	1,792	11,428
Stock-based compensation expense	85,581	84,787	44,549
Deferred income taxes	(2,319)	(4,164)	(1,502)
Loss (gain) on mark-to-market adjustment of contingent consideration	5,706	(7,153)	—
Expense on repurchase of convertible senior notes	—	16,621	—
Other, net	74	387	1,271
Changes in assets and liabilities:
Accounts receivable	(19,141)	(34,175)	(15,645)
Prepaid expenses and other current assets	(1,915)	1,014	(9,026)
Other long-term assets	(52)	2,852	(6,682)
Accounts payable	(1,878)	3,771	(3,857)
Accrued compensation and benefits	1,783	280	7,761
Other accrued expenses and current liabilities	9,068	(59,463)	6,365
Deferred revenue	18,333	40,946	10,111
Net cash provided by operating activities	127,307	39,570	61,623
INVESTING ACTIVITIES:
Capital expenditures	(10,193)	(9,648)	(7,849)
Payments for acquisition of businesses, net of cash acquired	(3,236)	(134,541)	(53,983)
Other investing activities, net	(2,423)	(10,322)	(650)
Net cash used in investing activities	(15,852)	(154,511)	(62,482)
FINANCING ACTIVITIES:
Proceeds from the exercise of common stock options	36,140	3,577	2,262
Proceeds from employee stock purchase plan contributions	7,978	8,976	4,222
Payments for repurchase and retirement of common stock	(6,255)	(19,659)	—
Proceeds from issuance of convertible senior notes, net of underwriters' discounts and commissions	—	224,265	—
Repurchase of convertible senior notes	—	(192,422)	—
Payments for issuance costs of convertible senior notes	—	(1,523)	—
Proceeds from private placement of common stock	—	—	200,000
Payments on revolving commitment	—	—	(30,000)
Other financing activities	(97)	(233)	(537)
Net cash provided by financing activities	37,766	22,981	175,947
Effect of exchange rate changes on cash, cash equivalents and restricted cash	1,397	(5,094)	(2,623)
Net increase (decrease) in cash, cash equivalents and restricted cash	150,618	(97,054)	172,465
Cash, cash equivalents and restricted cash at beginning of year	316,958	414,012	241,547
Cash, cash equivalents and restricted cash at end of period	$467,576	$316,958	$414,012

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share – diluted, to net income (loss) and net income (loss) per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except per share amounts)	2023	2022	2023	2022
Net income (loss)	$19,675	$12,065	$(8,926)	$(43,429)
Stock-based compensation expense	19,158	22,263	85,581	84,787
Amortization of intangible assets	7,708	8,828	30,851	27,510
Non-cash interest expense	470	467	1,869	1,806
Impact of non-GAAP tax rate(1)	(4,261)	(9,468)	(13,158)	(11,346)
Special adjustments and other (2)	(1,659)	(6,614)	2,553	16,272
Non-GAAP net income	$41,091	$27,541	$98,770	$75,600

Net income (loss) per share, diluted	$0.22	$0.14	$(0.11)	$(0.55)
Non-GAAP net income per share, diluted	$0.46	$0.31	$1.13	$0.89

GAAP diluted shares outstanding:	88,977	87,498	80,596	79,472
Non-GAAP diluted shares outstanding:	88,977	87,498	87,642	85,392
(1)
The Company uses a non-GAAP effective tax rate of 26%.
(2)
The three months ended December 31, 2023, includes a $1.2 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition and $2.9 million currency gains on acquisition-related intercompany loans. The three months ended December 31, 2022, includes $6.9 million currency gains on acquisition-related intercompany loans and a $0.3 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition. The twelve months ended December 31, 2023, includes a $5.7 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition and $3.2 million currency gains on acquisition-related intercompany loans. The twelve months ended December 31, 2022, includes $16.6 million expense on repurchase of convertible senior notes, $6.8 million currency losses on acquisition-related intercompany loans, and a $7.2 million gain from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.

The following table provides a reconciliation of Adjusted EBITDA to net income (loss), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2023	2022	2023	2022
Net income (loss)	$19,675	$12,065	$(8,926)	$(43,429)
Income tax expense	10,176	208	21,545	15,216
Stock-based compensation expense	19,158	22,263	85,581	84,787
Interest expense	1,533	1,526	6,116	4,377
Depreciation and amortization	9,853	11,412	39,124	35,504
Special adjustments, interest income and other (1)	(6,822)	(8,733)	(14,302)	12,145
Adjusted EBITDA	$53,573	$38,741	$129,138	$108,600
(1)
The three months ended December 31, 2023, includes a $1.2 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, $2.9 million currency gains on acquisition-related intercompany loans, and $5.2 million of interest income. The three months ended December 31, 2022, includes $6.9 million currency gains on acquisition-related intercompany loans, a $0.3 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $2.1 million of interest income. The twelve months ended December 31, 2023, includes a $5.7 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, $3.2 million currency gains on acquisition-related intercompany loans, and $16.9 million of interest income. The twelve months ended December 31, 2022, includes $16.6 million expense on repurchase of convertible senior notes, $6.8 million currency losses on acquisition-related intercompany loans, a $7.2 million gain from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $4.1 million of interest income.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2023	2022	2023	2022
Net cash provided by operating activities(1)	$21,651	$13,036	$127,307	$39,570
Capital expenditures	(2,311)	(2,927)	(10,193)	(9,648)
Free Cash Flow(1)	$19,340	$10,109	$117,114	$29,922
(1)
The twelve months ended December 31, 2022, includes a $65.9 million payment in January 2022 for a damages judgment assumed as part of an acquisition in 2021.

The following table provides a reconciliation of Non-GAAP gross profit to gross profit, the most comparable GAAP financial measure, and a comparison of Non-GAAP gross margin (Non-GAAP gross profit as a percentage of total revenue) to gross margin (gross profit as a percentage of total revenue), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31, 2023		Year Ended December 31,
(in thousands)	2023	2022	2023	2022
Gross profit	$142,330	$126,579	$490,910	$449,332
Stock-based compensation expense	2,303	2,086	10,095	8,351
Non-GAAP gross profit	$144,633	$128,665	$501,005	$457,683

Gross profit margin	83.0%	78.9%	80.1%	78.5%
Non-GAAP gross margin	84.3%	80.2%	81.8%	80.0%

The following table provides a reconciliation of Non-GAAP operating expense to Total operating expense, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31, 2023		Year Ended December 31,
(in thousands)	2023	2022	2023	2022
Total operating expense	$119,740	$121,963	$490,667	$456,269
Stock-based compensation expense	(16,855)	(20,177)	(75,486)	(76,436)
Amortization	(7,708)	(8,828)	(30,851)	(27,510)
(Gain) loss on mark-to-market adjustment of contingent consideration	(1,212)	(329)	(5,706)	7,153
Non-GAAP operating expense	$93,965	$92,629	$378,624	$359,476

The following table provides a reconciliation of Billings to revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2023	2022	2023	2022
Revenue	$171,503	$160,433	$612,701	$572,221
Ending deferred revenue	163,703	144,460	163,703	144,460
Beginning deferred revenue	(138,933)	(116,540)	(144,460)	(106,032)
Deferred revenue acquired	(149)	(449)	(149)	(3,047)
Billings	$196,124	$187,904	$631,795	$607,602

The following table provides revenue, Billings and Adjusted EBITDA on a constant currency basis:

	(Unaudited)
	Three Months Ended December 31, 2023			Three Months Ended December 31, 2022	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$155.9	$(1.3)	$154.6	$145.0	7.6%	6.7%
Total revenue	$171.5	$(1.5)	$170.0	$160.4	6.9%	6.0%
Billings	$196.1	$(1.4)	$194.7	$187.9	4.4%	3.6%
Adjusted EBITDA	$53.6	$0.3	$53.9	$38.7	38.3%	39.1%

	(Unaudited)
	Year Ended December 31, 2023			Year Ended December 31, 2022	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$550.0	$6.4	$556.4	$506.5	8.6%	9.8%
Total revenue	$612.7	$6.6	$619.3	$572.2	7.1%	8.2%
Billings	$631.8	$5.1	$636.9	$607.6	4.0%	4.8%
Adjusted EBITDA	$129.1	$5.2	$134.3	$108.6	18.9%	23.7%

Change in Classification of Indirect Costs

Beginning in the first quarter of 2023, the Company refined its classification of certain indirect costs to reflect the way management is now reviewing the information in decision making and to improve comparability with peers. These indirect costs include certain IT, facilities, and depreciation expenses that were previously reported primarily in General and administrative expense. These indirect costs have now been reclassified to Research and development, Sales and marketing, and General and administrative expenses based on global headcount. Management believes this refined methodology better reflects the nature of the costs and financial performance of the Company.

As a result, the Company’s consolidated statements of operations have been recast for prior periods presented to reflect the effects of the changes to Research and development, Sales and marketing, and General and administrative expense. There was no net impact to total operating expenses, income from operations, net income or net income per share for any periods presented. The consolidated balance sheets, consolidated statements of comprehensive income, consolidated statements of changes in stockholders’ equity, and the consolidated statements of cash flows were not affected by changes in the presentation of these costs.

Each prior period that will be presented in the forthcoming Form 10-Q and Form 10-K filings will be recast to conform to current period presentation. The following tables provide the relevant financial results as previously reported, as recast for the current period and forthcoming filings, and the associated impacts of the changes. Within these tables, the references to periods such as “FY 2021” and “Q1 2022” refer to the corresponding periods as reported in the applicable Form 10-K, Form 10-Q, or Form 8-K filings.

The following table summarizes the changes made to the consolidated statements of operations (in thousands):

	Previously Reported
	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022
Operating expenses:
Research and development	$151,049	$43,094	$46,477	$48,781	$47,511	$185,863
Sales and marketing	132,750	35,682	39,116	39,244	41,203	155,245
General and administrative	91,500	23,569	24,367	24,677	24,993	97,606
Amortization of intangible assets	18,357	5,903	6,208	6,571	8,828	27,510
Other operating income, net	(3,482)	(781)	(5,767)	(2,835)	(572)	(9,955)
Total operating expenses	$390,174	$107,467	$110,401	$116,438	$121,963	$456,269

	Recast
	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022
Operating expenses:
Research and development	$167,341	$47,079	$50,437	$53,092	$51,934	$202,542
Sales and marketing	141,484	37,840	41,153	41,352	43,539	163,884
General and administrative	66,474	17,426	18,370	18,258	18,234	72,288
Amortization of intangible assets	18,357	5,903	6,208	6,571	8,828	27,510
Other operating income, net	(3,482)	(781)	(5,767)	(2,835)	(572)	(9,955)
Total operating expenses	$390,174	$107,467	$110,401	$116,438	$121,963	$456,269

	Change
	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022
Operating expenses:
Research and development	$16,292	$3,985	$3,960	$4,311	$4,423	$16,679
Sales and marketing	8,734	2,158	2,037	2,108	2,336	8,639
General and administrative	(25,026)	(6,143)	(5,997)	(6,419)	(6,759)	(25,318)
Amortization of intangible assets	—	—	—	—	—	—
Other operating income, net	—	—	—	—	—	—
Total operating expenses	$—	$—	$—	$—	$—	$—

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending March 31, 2024		Year Ending December 31, 2024
(in thousands)	Low	High	Low	High
Net income	$8,000	$11,000	$30,000	$37,700
Stock-based compensation expense	18,900	18,900	74,500	74,500
Amortization of intangible assets	7,400	7,400	28,800	28,800
Non-cash interest expense	500	500	1,500	1,500
Impact of non-GAAP tax rate(1)	(5,300)	(6,100)	(20,400)	(22,100)
Non-GAAP net income	$29,500	$31,700	$114,400	$120,400
(1)
The Company uses a non-GAAP effective tax rate of 25%.

The following table provides a reconciliation of projected Adjusted EBITDA to projected net income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending March 31, 2024		Year Ending December 31, 2024
(in thousands)	Low	High	Low	High
Net income	$8,000	$11,000	$30,000	$37,700
Income tax expense	4,500	4,500	17,700	18,000
Stock-based compensation expense	18,900	18,900	74,500	74,500
Interest (income) expense, net	(3,900)	(3,900)	(16,600)	(16,600)
Depreciation and amortization	9,500	9,500	37,400	37,400
Adjusted EBITDA	$37,000	$40,000	$143,000	$151,000

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2024
(in thousands)	Low	High
Net cash provided by operating activities	$140,000	$148,000
Capital expenditures	(11,000)	(11,000)
Free cash flow	$129,000	$137,000